                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                            AMATI COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                        AMATI COMMUNICATIONS CORPORATION
                              2043 SAMARITAN DRIVE
                           SAN JOSE, CALIFORNIA 95124

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               DECEMBER 20, 1996

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Amati Communications Corporation, a Delaware corporation (the "Company"), will be held at the principal executive offices of the Company, located at 2043 Samaritan Drive, San Jose, California at 2:00 p.m., local time, on December 20, 1996, for the following purposes:

        1.  To elect a Board of Directors to serve for the ensuing year.

        2.  To adopt the Company's 1996 Stock Option Plan.

        3. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only stockholders of record at the close of business on October 25, 1996, are entitled to notice of and to vote at the meeting and any adjournment thereof.

    You are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, please sign and return the enclosed proxy as promptly as possible in the enclosed postpaid envelope.

                                          By Order of the Board of Directors

                                          Teresita O. Medel, SECRETARY

November 18, 1996

                               PROXY STATEMENT OF
                        AMATI COMMUNICATIONS CORPORATION
                              2043 SAMARITAN DRIVE
                           SAN JOSE, CALIFORNIA 95124

           SOLICITATION AND REVOCABILITY OF PROXY; VOTING SECURITIES

    This Proxy Statement is furnished in connection with the solicitation by Amati Communications Corporation, a Delaware Corporation (the "Company"), of proxies to be used at the Annual Meeting of Stockholders of the Company to be held on December 20, 1996 at 2:00 p.m. local time and at any adjournment thereof (the "Annual Meeting"). The Annual Meeting will be held at the principal executive offices of the Company, located at 2043 Samaritan Drive, San Jose, California. Each stockholder of record on October 25, 1996, or his proxy, will be entitled to one vote for each share of the Company's $0.20 par value common stock ("Common Stock") held of record. On October 25, 1996, 17,718,034 shares of Common Stock were issued and outstanding. Broker non-votes and shares held by persons abstaining will be counted in determining whether a quorum is present. In the election of directors, a stockholder may cumulate his votes and give one nominee a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which his shares are entitled, or may distribute his votes on the same principle among as many nominees as he chooses. Unless the proxy holders are otherwise instructed, stockholders, by means of the accompanying proxy, are granting the proxy holders discretionary authority to cumulate votes. Voting on all other matters to be submitted at this meeting is non-cumulative and must be approved by the vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting. In determining whether such proposals have been approved, abstentions are counted as votes against a proposal and broker non-votes are not counted as votes for or against a proposal.

    Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time prior to its exercise. A proxy may be revoked by filing with the Secretary of the Company a request to revoke such proxy or a duly executed proxy bearing a later date. It may also be revoked by attendance at the meeting and the election to vote in person. Attendance at the meeting will not, by itself, revoke a proxy. All shares represented by the proxy will be voted and, when a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications so made.

    The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional material that may be furnished to stockholders. The Company will upon request, reimburse the reasonable charges and expenses of brokerage houses or other nominees, fiduciaries or custodians for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose account they hold shares of Common Stock. Additionally, the services of Shareholder Communications Corporation have been obtained for a fee of $6,000 to be paid by the Company to facilitate the delivery of solicitation material to banks and brokerage houses and the receipt of proxies from beneficial owners of Common Stock held in the names of such banks and brokerage houses. Proxies may be solicited by directors, officers or regular employees of the Company, and by employees of Shareholder Communications Corporation, in person or by telephone or telegraph. The approximate date this Proxy Statement and accompanying proxy will first be sent to stockholders of the Company is November 18, 1996.

    The Company knows of no business that will be presented for consideration at the Annual Meeting other than that stated in the Notice of Meeting. However, if any other business shall properly come before the meeting, votes may be cast pursuant to the proxies solicited hereby in respect of such other business in accordance with the best judgment of the person or persons acting under such proxies.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected and has qualified. The Board of Directors (sometimes hereinafter referred to as the "Board") has selected the five nominees listed below, and included in this Proxy Statement brief statements for each nominee setting forth such nominee's age, principal occupation, all positions and offices held with the Company, the length of time served as a director of the Company and a brief account of each nominee's business experience during the past five years. Persons named in the accompanying form of proxy will vote the shares represented thereby for the following nominees, but may cumulate the votes for less than all nominees, as permitted by the laws of the State of Delaware, unless otherwise instructed. If any such nominee shall decline or be unable to act as a director (although the Company knows of no reason to anticipate that this will occur), the proxies may be voted for substitute nominees to be designated by the Board of Directors.

                                                                    PRINCIPAL OCCUPATION AND                     DIRECTOR
NAME                                      AGE                       OFFICES WITH THE COMPANY                       SINCE
------------------------------------      ---      -----------------------------------------------------------  -----------
Dr. James Gibbons...................          65   Chairman of the Board of the Company                               1995

Donald L. Lucas.....................          66   Venture Capitalist and Director of the Company                     1968

James Steenbergen...................          49   President, Chief Executive Officer, Chief Financial Officer        1995
                                                     and Director of the Company

Dr. John Cioffi.....................          39   Chief Technical Officer and Director of the Company                1995

Aamer Latif.........................          38   Director of the Company                                            1993

    Dr. James Gibbons has served as the Chairman of the Board of Directors of Old Amati since 1992 and as Chairman of the Company since December 4, 1995. Dr. Gibbons is a Professor of Electrical Engineering and served as the Dean of the School of Engineering at Stanford University from 1984 to 1996. Dr. Gibbons currently serves on the Board of Directors of Lockheed Martin Corporation, Raychem Corporation, Centigram Communications Corporation, El Paso Natural Gas Company and Cisco Systems, Inc.

    Mr. Donald L. Lucas, a venture capitalist, has been a Director of the Company since 1968. He is also a director of Cadence Design Systems, Inc., Oracle Corporation, Macromedia, Inc., Racotek, Inc., Transcend Services, Inc. and Tricord Systems, Inc.

    Mr. James Steenbergen, President, Chief Executive Officer and Chief Financial Officer of the Company, was elected to the Company's Board in December, 1995. Mr. Steenbergen has been Chief Executive Officer and President for several high-technology companies involved in the manufacture and development of systems for the telecommunications industry. These companies include Optilink Corporation, SRX and Granger Associates.

    Dr. John Cioffi, Chief Technical Officer of the Company, was elected to the Company's Board in December, 1995. He is founder of Old Amati and has served as its Vice President of Engineering, Chief Technical Officer and Director since 1991. Dr. Cioffi has also been a Professor of Electrical Engineering at Stanford University since 1986. Dr. Cioffi sits on the technical boards of C-Cube Microsystems, Inc., and has served on the technical staffs of Bell Laboratories Inc. and IBM's Almaden Research Laboratories.

    Mr. Aamer Latif was elected President, Chief Executive Officer, Chief Financial Officer and Director of the Company in May 1993; he was elected Chairman in July 1995 and served in this capacity until December 1995. Prior to 1993, Mr. Latif served in various positions in Engineering with the Company since 1980. He resigned as an officer of the Company in December, 1995.

BOARD MEETINGS AND COMMITTEES

    During the fiscal year ended July 27, 1996, the Company's Board of Directors held five meetings. All directors were present at all meetings.

    The Board of Directors has an Audit Committee, the current members of which are Donald L. Lucas and Aamer Latif. During fiscal 1996, the Audit Committee held one meeting, at which all members were present. The principal functions of the Audit Committee are to meet with the Company's management and independent auditors to review financial controls and practices, and make recommendations to the Board with respect to the engagement of the independent auditors.

    The Board of Directors has a Compensation Committee which oversees and approves officers' compensation and administers the Company's Stock Option Plans. The current members are Donald L. Lucas and Aamer Latif. During fiscal 1996, the Compensation Committee held five meetings, at which all members were present.

    The Board does not have a standing nominating committee.

                 SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND
                             PRINCIPAL STOCKHOLDERS

    The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of September 27, 1996, by (i) each stockholder known to the Company to be a beneficial owner of more than 5% of the Company's Common Stock, (ii) each director, and (iii) each executive officer named in the Summary Compensation Table below, and (iv) all executive officers and directors as a group. Except as otherwise indicated, each of the listed persons or entities has sole voting and investment power with respect to the shares listed as beneficially owned by them, subject to community property laws, where applicable.

                                                                  AMOUNT AND
                                                                  NATURE OF
                                                                  BENEFICIAL         PERCENT
NAME                                                             OWNERSHIP(1)       OF CLASS
------------------------------------------------------------  ------------------  -------------
Dr. John Cioffi.............................................        1,170,408(2)          6.2
Dr. James Gibbons...........................................          312,885(3)          1.7
Donald L. Lucas.............................................           52,216(4)        *
Aamer Latif.................................................           75,000(5)        *
James Steenbergen...........................................          112,500(6)        *
Benjamin Berry..............................................           44,000(7)        *
David Bivolcic..............................................            6,250(8)        *
Ronald Carlini..............................................           18,250(9)        *
James Hood..................................................           30,000(10)       *
All directors and executive officers, as a group
  (12 persons)..............................................        1,863,826(11)         9.5

------------------------

 * Less than 1%.

 (1) Based upon information supplied or confirmed by officers, directors and the principal stockholders. The percentage of class assumes the exercise of all options and warrants held by the named individual that are exercisable on September 27, 1996, or within sixty days thereafter, but not the exercise of any other options or warrants that are outstanding.

 (2) Includes 221,380 shares that are deemed beneficially owned by Dr. Cioffi by virtue of options held by him that are exercisable within 60 days of September 27, 1996. Dr. Cioffi also holds options to purchase up to 1,188,015 shares that will vest over the next three years.

 (3) Includes 93,258 shares that are deemed beneficially owned by Dr. Gibbons by virtue of options held by him that are exercisable within 60 days of September 27, 1996.

 (4) Includes 27,500 shares that are deemed beneficially owned by Mr. Lucas by virtue of options held by him that are exercisable within 60 days of September 27, 1996. Also includes 23,716 shares that are held in a living trust for Mr. Lucas and his wife. As trustee of the joint trusts, Mr. Lucas holds voting and investment power with respect to such shares.

 (5) Includes 75,000 shares that are deemed beneficially owned by Mr. Latif by virtue of options held by him that are exercisable within 60 days of September 27, 1996.

 (6) Includes 112,500 shares that are deemed beneficially owned by Mr. Steenbergen by virtue of options held by him that are exercisable within 60 days of September 27, 1996.

 (7) Includes 44,000 shares that are deemed beneficially owned by Mr. Berry by virtue of options held by him that are exercisable within 60 days of September 27, 1996.

 (8) Includes 6,250 shares that are deemed beneficially owned by Mr. Bivolcic by virtue of options held by him that are exercisable within 60 days of September 27, 1996.

 (9) Includes 16,250 shares that are deemed beneficially owned by Mr. Carlini by virtue of options held by him that are exercisable within 60 days of September 27, 1996.

(10) Includes 30,000 shares that are deemed beneficially owned by Mr. Hood by virtue of options held by him that are exercisable within 60 days of September 27, 1996.

(11) In addition to the items discussed in footnotes (2) through (10) above, this amount includes 39,567 shares that are deemed beneficially owned by executive officers not individually listed on the table by virtue of options that are exercisable by such officers within 60 days of September 27, 1996.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulations to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of such forms received by the Company during fiscal year 1996 and written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to all officers, directors, and greater than ten percent beneficial owners were complied with during fiscal year 1996.

                             EXECUTIVE COMPENSATION

    The following table shows certain information concerning compensation paid during the fiscal years ended July 30, 1994, July 29, 1995 and July 27, 1996 to the Chief Executive Officer, Former Chief Executive Officer and the four other most highly compensated Executive Officers of the Company whose salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                                                              COMPENSATION
                                                                                 AWARDS
                                                                              ------------
                                                 ANNUAL COMPENSATION           SECURITIES
                                          ---------------------------------    UNDERLYING
                                                                  BONUS         OPTIONS         ALL OTHER
NAME AND PRINCIPAL POSITION               YEAR   SALARY ($)    EARNED ($)         (#)        COMPENSATION ($)
----------------------------------------  -----  ----------   -------------   ------------   ----------------
James Steenbergen.......................   1996   124,994         75,000        500,000           4,125(1)
  President, CEO, CFO

Aamer Latif.............................   1996    80,420                                       115,582(2)
  Former CEO                               1995   163,750        114,000                            198(3)
                                           1994   150,000         75,000                            198(3)

Benjamin Berry..........................   1996    87,577         34,000        200,000           4,000(1)
  Vice President of Marketing

David J. Bivolcic.......................   1996   142,638         50,000        165,000             198(3)
  Senior Vice President                    1995   132,000         57,000                            198(3)
                                           1994   120,000         50,000                            198(3)

Ronald Carlini..........................   1996   110,000         50,000        170,000           1,350(3)
  Vice President of                        1995   100,000         15,000         40,000           1,350(3)
  Corporate Development

James Hood .............................   1996    88,428         30,000        200,000          --
  Vice President of Engineering

------------------------

(1) Car allowances for Messrs. Steenbergen and Berry.

(2) Includes $115,384 paid to Mr. Latif as part of his severance agreement with the Company and $198 paid by the Company for premiums on a group life insurance policy for Mr. Latif.

(3) Payments made by the Company for premiums on group life insurance policies for Messrs. Latif, Bivolcic and Carlini.

    The following table sets forth certain information with respect to the options granted during the fiscal year ended July 27, 1996 to the Executive Officers named in the Summary Compensation Table.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                         INDIVIDUAL GRANTS                       POTENTIAL REALIZABLE
                                     ---------------------------------------------------------     VALUE AT ASSUMED
                                      NUMBER OF                                                 ANNUAL RATES OF STOCK
                                     SECURITIES   PERCENT OF TOTAL                              PRICE APPRECIATION FOR
                                     UNDERLYING    OPTIONS GRANTED   EXERCISE OF                    OPTION TERM(1)
                                       OPTIONS     TO EMPLOYEES IN   BASE PRICE    EXPIRATION   ----------------------
NAME                                 GRANTED (#)     FISCAL YEAR       ($/SH)         DATE        5% ($)     10% ($)
-----------------------------------  -----------  -----------------  -----------  ------------  ----------  ----------
James Steenbergen..................     500,000(2)           9.5           4.25     11-27-2005   1,338,750   3,378,750

Aamer Latif........................           0          --                 N/A            N/A           0           0

Benjamin Berry.....................     200,000(2)           3.8           6.88     12-04-2005     866,880   2,187,840

David J. Bivolcic..................      25,000(2)         *               6.88     12-04-2005     108,360     273,480
                                        140,000(3)           3.1          10.75      7-26-2006     948,150   2,392,950

Ronald Carlini.....................      25,000(2)         *               6.88     12-04-2005     108,360     273,480
                                        145,000(3)           3.2          10.75      7-26-2006     982,013   2,478,413

James Hood.........................     200,000(2)           3.8           8.13     01-02-2006   1,024,380   2,585,340

------------------------

 *  Less than 1%

(1) Potential realizable value is based on certain assumed rates of appreciation over the term of the option. The amounts are calculated based on rules of the Securities and Exchange Commission, and do not represent the Company's estimate or projection of future stock price growth.

(2) Exercisable with respect to 25% of shares granted six months from the date of grant and with respect to 25% of shares granted each year thereafter. All options are granted at the fair market value of the Company's Common Stock on the date of grant.

(3) Exercisable with respect to 25% of shares granted twelve months from the date of grant and with respect to 25% of shares granted each year thereafter. All options are granted at the fair market value of the Company's Common Stock on the date of grant.

    The following table sets forth certain information regarding options exercised during the last fiscal year and held at the end of such year by the Executive Officers named in the Summary Compensation Table.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES
                                FISCAL YEAR 1996

                                                                            NUMBER OF
                                                                           SECURITIES
                                                                           UNDERLYING
                                                                           UNEXERCISED      VALUE OF UNEXERCISED
                                                                             OPTIONS        IN-THE-MONEY OPTIONS
                                                            VALUE         AT FY-END (#)        AT FY-END ($)
                                       SHARES ACQUIRED     REALIZED       EXERCISABLE/          EXERCISABLE/
                                       ON EXERCISE (#)      ($)(1)        UNEXERCISABLE       UNEXERCISABLE(2)
                                       ---------------  --------------  -----------------  ----------------------
James Steenbergen....................        12,500      $    341,562     112,500/375,000     $731,250/$1,437,500
Aamer Latif..........................       215,500      $  1,005,064            75,000/0             $468,770/$0
Benjamin Berry.......................         6,000      $    136,470      44,000/150,000       $170,280/$580,500
David J. Bivolcic....................       100,500      $    472,927        6,250/28,750        $24,188/$168,763
Ronald Carlini.......................        10,000      $     31,023       16,250/38,750       $119,788/$263,763
James Hood...........................        20,000      $    211,338      30,000/150,000        $78,600/$393,000

------------------------

(1) Value realized is the aggregate market value of the underlying securities at exercise date less the aggregate exercise price.

(2) Aggregate market value of underlying securities at fiscal year-end less the aggregate exercise price of "in the money" options. On July 27, 1996, the closing price for the Company's common stock as reported on the Nasdaq National Market System was $10.75.

                           COMPENSATION OF DIRECTORS

    Each director who was not also an officer or employee of the Company received a fee of $2,000 per quarter in fiscal 1996. In addition, each such director received a fee of $2,000 for each Board meeting attended and $2,000 for each Audit Committee meeting attended during fiscal 1996. Board resolutions adopted April 26, 1996, discontinued the payment of quarterly and attendance fees to directors. The Company has a policy of reimbursing directors for reasonable travel and related expenses incurred in attending Board and Committee meetings. Donald L. Lucas, a director of the Company, did not receive any of the aforementioned payments; however, Mr. Lucas earned $21,600 in consulting fees for services rendered to the Company in fiscal 1996.

    Directors who are not employees of the Company or any affiliate of the Company are eligible to participate in the Company's 1990 Non-Employee Directors' Stock Option Plan. Pursuant to such plan, (i) each individual elected to the Company's Board as a non-employee Director for the first time was granted an option to purchase up to 25,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of such stock on the date of grant; and (ii) each non-employee Director then in office (other than individuals receiving first-time grants as described in (i) above) received an option to purchase up to 10,000 shares of the Company's Common Stock on September 1, 1995, at an exercise price of $4.63 per share. Beginning with the grants made to each continuing non-employee Director in office on September 1, 1996, each continuing non-employee Director shall receive an option to purchase up to 20,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of the Company's Common Stock on such grant date. Grants are automatically made annually under this plan. In lieu of participating in the 1990 Non-Employee Directors' Stock Option Plan on an annual basis, Dr. James Gibbons received a one-time grant of an option to purchase up to 25,000 shares of the Company's

Common Stock under this plan and an additional option to purchase up to 125,000 shares pursuant to the 1990 Supplemental Stock Option Plan, both at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant of such options.

                     BOARD COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors is responsible for establishing compensation policies applicable to the Company's executive officers and, pursuant to such policies, determining the compensation payable to the Company's Chief Executive Officer and, taking into account recommendations of the Chief Executive Officer, all other executive officers. The following report relates to compensation payable to the Company's executive officers for the year-ended July 27, 1996.

    COMPONENTS OF COMPENSATION

    There are three components to the compensation payable to the Company's executive officers: (1) base salary; (2) annual incentive compensation in the form of cash bonuses; and (3) equity-based incentive compensation in the form of stock options.

    COMPENSATION POLICIES

    The compensation policies of the Compensation Committee are (i) to establish base salaries which are competitive with those payable by regional high-technology companies with which the Company competes in the recruitment of senior management and which fall within the top one-half of salaries payable by such regional high-technology companies; (ii) to tie cash bonuses to achievement of pre-established company goals; and (iii) to use stock options to promote equity ownership in the Company at percentage levels appropriate to executive positions within the Company.

    COMPENSATION PAYABLE TO EXECUTIVE OFFICERS

    BASE SALARIES. Base salaries for executive officers are reviewed and adjusted annually based on information regarding competitive salaries, including salary survey data provided by third parties regarding regional high-technology companies and information prepared by management regarding salaries payable by the Company's competitors. The average increase in base salaries for all executive officers corresponds to the average percentage increase in salaries payable to all employees. Individual increases are established by the Compensation Committee, taking into account recommendations of the Chief Executive Officers concerning the overall effectiveness of each executive.

    CASH BONUSES. Cash bonuses are determined under the Company's senior executive incentive program, adopted by the Compensation Committee, which annually establishes Company goals, and the percentage of target bonus for each executive officer (a percentage of base salary). If all applicable goals are achieved, the bonus is paid in full to each executive. No bonus is payable unless a minimum threshold of the Company's goals are achieved, and larger bonuses, up to a maximum, are payable in the event the goals are exceeded.

    STOCK OPTIONS. Stock options are granted by the Compensation Committee to provide equity-based, long term incentive compensation to the Company's executive officers. The Compensation Committee establishes the maximum amount of options which may be granted to all employees each year. Individual grants to executive officers are then made by the Compensation Committee, taking into account recommendations of the Chief Executive Officer, to reflect the executive's overall effectiveness, as well as the equity ownership goal for each executive. The Compensation Committee believes that encouraging equity ownership through stock options will enhance management incentives to improve shareholder value. In addition, the grant of stock options which vest over time also encourages executives to remain with the Company and to focus on longer-term results.

CHIEF EXECUTIVE OFFICER COMPENSATION

    Compensation payable to the Company's Chief Executive Officer consists of the same three components described above, and is determined by the Compensation Committee following the same policies utilized for all executives. Base salary is reviewed and adjusted annually, utilizing regional salary survey data provided by outside sources and comparable company information generated by management, based on the Compensation Committee's evaluation of the Chief Executive Officer's overall effectiveness. The Chief Executive Officer is entitled to a bonus under the senior executive incentive program, although his target bonus represents a greater percentage of base salary than for other executive officers. The Chief Executive Officer's bonus is primarily tied to the achievement of Company goals established for the entire year. Consequently, the Chief Executive Officer's total compensation is more dependent on the Company's performance than is compensation for other executive officers of the Company. In addition, the Chief Executive Officer is granted stock options based on the Compensation Committee's evaluation of the Chief Executive Officer's overall effectiveness.

                                COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

                                              DONALD L. LUCAS
                                             AAMER LATIF

                               PERFORMANCE GRAPH

    The following line graph illustrates a five-year comparison of the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the S&P 500 Index and the Hambrecht & Quist Technology Index, assuming $100 invested in the Common Stock and the two indexes on July 27, 1991.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            AMATI COMMUNICATIONS                 HAMBRECHT & QUIST
                CORPORATION         S & P 500       TECHNOLOGY
7/91                          100          100                  100
7/92                          460          113                  113
7/93                          190          123                  125
7/94                          160          129                  139
7/95                          440          163                  243
7/96                         1800          190                  240

                                   PROPOSAL 2
                     APPROVAL OF THE 1996 STOCK OPTION PLAN

BACKGROUND

    The Company's Board of Directors adopted the 1996 Stock Option Plan covering 1,000,000 shares of Common Stock (the "Plan") on July 12, 1996. The Plan provides for the granting of stock options to employees, officers, directors and consultants of the Company. Approximately 78 employees, 10 officers, 3 directors and no consultants would be eligible to participate in the Plan as of October 30, 1996. At the Annual Meeting, the stockholders of the Company will consider and vote upon the approval of the Plan. The purpose of this proposal is to obtain stockholder approval of the Plan.

APPROVAL OF THE PLAN

    The Plan is intended to strengthen the Company by providing added incentive to employees, officers, directors and consultants of the Company for high levels of performance and for unusual efforts to increase the earnings of the Company through the opportunity for stock ownership. The Plan authorizes the granting of both options which are incentive stock options, within the meaning of the Internal Revenue Code ("ISOs"), and nonstatutory options to which Section 421 of the Code does not apply ("NSOs", and together with ISOs, "Options"). As of July 27, 1996, the Company had Options outstanding to purchase 652,500 shares under the Plan and an aggregate of 5,033,549 Options to purchase Shares under all stock option plans of the Company.

    The Board of Directors believes that it would be in the best interests of the Company to approve the Plan. To permit the grant of ISOs under the Plan, stockholder approval of the Plan is required within 12 months of the Board's action on July 12, 1996.

DESCRIPTION OF THE PLAN

    The following is a general summary of the principal provisions of the Plan. Any stockholder who desires to review the actual text of the Plan may obtain copies by writing the Company's Secretary.

    The Plan provides for the granting to employees (including employees who are officers or directors) of ISOs and for the granting of NSOs to employees, nonemployee directors, and consultants of the Company. The Plan is administered by the Board of Directors of the Company (the "Administrator") or by a committee designated thereby, which determines the terms of options granted under the Plan, including the exercise price, the number of shares subject to the Option and the schedule pursuant to which such shares shall become exercisable. The exercise price of each ISO and NSO granted under the Plan must be at least equal to 100% and 85%, respectively, of the fair market value of the underlying shares on the date of grant, and the maximum term of each ISO is 10 years. With respect to any participant who owns stock possessing more than 10% of the voting rights of the Company's outstanding capital stock, the exercise price of any Option must be at least 110% of the fair market value of the Common Stock on the date of grant and the term of any ISO may be no longer than five years. Under the terms of the Plan, no employee may receive ISOs which first become exercisable in any calendar year to purchase Common Stock with an aggregate fair market value in excess of $100,000 at the time of grant. Options may be exercised for three months after the recipient of an Option ("Optionee") leaves the Company and, if the Optionee's employment is terminated by reason of death or disability, for twelve months after the death, or eighteen months after the permanent and total disability of, the Optionee, but in either case not beyond the original term of the Option. Unless otherwise specifically determined by the Administrator, Options are not transferable or assignable except by the laws of descent and distribution, and each Option is exercisable, during the lifetime of the Optionee, only by the Optionee.

    At the time an Option is exercised, in whole or in part, or at such other time as the amount of such obligations becomes determinable, the Optionee is required to make adequate provision for federal and state withholding and employment tax obligations of the Company, if any, resulting from the exercise. The exercise price of Options may be paid in cash or, in accordance with the provisions of the Plan, by delivery of a full recourse promissory note or shares of Common Stock. In the event of a merger of the Company with or into another corporation or a sale of substantially all of the Company's assets, outstanding Options shall be assumed by the surviving entity or equivalent options shall be substituted therefor. If the successor does not agree to assume or substitute for such outstanding options, Options will expire upon such event.

    The Plan expires on July 12, 2006, unless terminated earlier by the Board of Directors. The Board may at any time terminate or amend the Plan, provided that stockholder approval shall be required if (a) such approval is required to preserve incentive stock option treatment for federal income tax purposes, or
(b) the Board otherwise determines that stockholder approval is advisable. In any case, no amendment may adversely affect any then outstanding Option or unexercised portion thereof without the Optionee's consent unless such amendment is required to enable the option to qualify as an ISO.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The following is a brief summary of the principal Federal income tax consequences of transactions under the Plan based on current Federal income tax laws. The summary is not intended to constitute tax advice and, among other things, does not address possible state, local or foreign tax consequences.

Nonstatutory Options -- In general, no income would be realized by an Optionee upon grant of an NSO. Upon exercise of an NSO, the Optionee would recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying stock over the exercise price (the "Spread") at the time of exercise. The Spread would be deductible by the Company for Federal income tax purposes (i) provided that applicable Federal income tax withholding requirements are satisfied and (ii) subject to the possible limitations on deductibility under Section 162(m) of the Code of compensation paid to the executives designated in that section. Upon a sale of the shares received by the Optionee upon exercise of the NSO, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period. The required holding period for long-term capital gain is presently more than one year. The Optionee's holding period for shares acquired pursuant to the exercise of an NSO would begin on the date of exercise of such option. The excess of the net long-term capital gain over net short-term capital loss is taxable at a maximum stated tax rate of 28%.

Incentive Stock Options -- ISO holders generally incur no Federal income tax liability at the time of grant or upon exercise of such options. However, the Spread will be included in the Optionee's "alternative minimum taxable income", which may give rise to "alternative minimum tax" liability at the time of exercise. If the Optionee does not dispose of the shares before two years from the date of grant and one year from the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares would constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction would be allowable to the Company for Federal income tax purposes in connection with the exercise of ISOs. If the shares are disposed of before both of these holding periods have expired, the Optionee will have taxable ordinary income and/or capital gain (or loss) in the year of sale determined as if the ISO had been an NSO, except that the amount of ordinary income will not exceed the actual gain on the sale, and the Company will be entitled to a corresponding deduction.

The following table shows the number of shares of Common Stock issuable upon exercise of options granted to the named individuals or groups under the Plan during the fiscal year ended July 27, 1996. The exercise price of all options granted pursuant to the Plan has been the fair market value of the Common Stock underlying such options on the date each such option was granted.

                               NEW PLAN BENEFITS
                             1996 STOCK OPTION PLAN

                                                                                     NUMBER
NAME AND POSITION                                                                  OF OPTIONS
---------------------------------------------------------------------------------  ----------
James Steenbergen ...............................................................
  President, CEO, CFO                                                                       0

Aamer Latif .....................................................................
  Director, Former CEO                                                                      0

Benjamin Berry ..................................................................
  Vice President of Marketing                                                               0

David J. Bivolcic ...............................................................
  Senior Vice President                                                               140,000

Ronald Carlini ..................................................................
  Vice President of Corporate Development                                             145,000

James Hood ......................................................................
  Vice President of Engineering                                                             0
Executive Group..................................................................     545,000
Non-Executive Director Group.....................................................           0
Non-Executive Officer Employee Group.............................................     107,500

BOARD RECOMMENDATION

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE 1996 STOCK OPTION PLAN.

                             STOCKHOLDER PROPOSALS

    Stockholders of the Company may submit proposals for inclusion in the proxy material. These proposals must meet the stockholder eligibility and other requirements of the Securities and Exchange Commission. In order to be included in the Company's 1997 proxy material, a stockholder's proposal must be received no later than July 2, 1997, at the Company's Corporate Headquarters, 2043 Samaritan Drive, San Jose, California 95124, Attention: Secretary.

                                    AUDITORS

    Arthur Andersen LLP served as the Company's independent public accountants for the fiscal year ended July 27, 1996, and have been selected by the Company's Board of Directors as the independent public accountants for the fiscal year ending July 26, 1997.

    Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting. Such representatives will have the opportunity to make a statement at the meeting if they desire to do so and will be available to respond to appropriate questions.

                                 OTHER MATTERS

    The Company knows of no other matters that will be brought before the Annual Meeting. However, if any such matters are properly brought before the meeting, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

    Whether or not you plan to attend the meeting, please date, sign and return the enclosed proxy at your earliest convenience in the enclosed postpaid envelope.

                                          By Order of the Board of Directors

                                          Teresita O. Medel, SECRETARY

November 18, 1996

                             1996 STOCK OPTION PLAN
                                       OF
                        AMATI COMMUNICATIONS CORPORATION

    1. PURPOSES OF THE PLAN. The purposes of the 1996 Stock Option Plan (the "Plan") of Amati Communications Corporation, a Delaware corporation (the "Company"), are to:

        (a) Encourage selected employees, directors and consultants to improve operations and increase profits of the Company;

        (b) Encourage selected employees, directors and consultants to accept or continue employment or association with the Company or its Affiliates; and

        (c) Increase the interest of selected employees, directors and consultants in the Company's welfare through participation in the growth in value of the common stock of the Company (the "Common Stock").

    Options granted under this Plan ("Options") may be "incentive stock options" ("ISOs") intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or "nonqualified options" ("NQOs").

    2. ELIGIBLE PERSONS. Every person who at the date of grant of an Option is a full-time employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQOs or ISOs under this Plan. Every person who at the date of grant is a consultant to, or non-employee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive NQOs under this Plan. The term "Affiliate" as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term "employee" includes an officer or director who is an employee, of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant.

    3. STOCK SUBJECT TO THIS PLAN. Subject to the provisions of Section 6.1.1 of the Plan, the total number of shares of stock which may be issued under options granted pursuant to this Plan shall not exceed 1,000,000 shares of Common Stock. The shares covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan.

    4.  ADMINISTRATION.

        4.1 GENERAL. This Plan shall be administered by the Board of Directors of the Company (the "Board") or, either in its entirety or as permitted pursuant to Section 4.2 hereof, by a committee to which administration of the Plan, or of part of the Plan, is delegated (in either case, the "Administrator").

        4.2 COMMITTEE OF THE BOARD. Subject to the discretion of the Board, this Plan may be administered by a committee (the "Committee") of at least two Board members each of whom are a "Non-Employee Director" as defined under Rule 16b-3 promulgated by the Securities and Exchange Commission ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule thereto.

        4.3 AUTHORITY OF ADMINISTRATOR. Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion:
    (i) to grant Options; (ii) to determine the fair market value of the Common Stock subject to Options; (iii) to determine the exercise price of Options granted; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (x) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

        4.4 INTERPRETATION BY ADMINISTRATOR. All questions of interpretation, implementation, and application of this Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

        4.5 RULE 16B-3. With respect to persons subject to Section 16 of the Exchange Act, if any, transactions under this Plan are intended to comply with the applicable conditions of Rule 16b-3, or any successor rule thereto. To the extent any provision of this Plan or action by the Administrator fails to so comply, it shall be deemed modified to the extent necessary to comply with Rule 16b-3, to the extent permitted by law and deemed advisable by the Administrator. Notwithstanding the above, it shall be the responsibility of such persons, not of the Company or the Administrator, to comply with the requirements of Section 16 of the Exchange Act, and neither the Company nor the Administrator shall be liable if this Plan or any transaction under this Plan fails to comply with the applicable conditions of Rule 16b-3 or any successor rule thereto, or if any such person incurs any liability under Section 16 of the Exchange Act.

    5. GRANTING OF OPTIONS; OPTION AGREEMENT. No Options shall be granted under this Plan after ten years from the date of adoption of this Plan by the Board. Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Company, executed by the Company and the person to whom such Option is granted; PROVIDED, HOWEVER, that the failure by the Company, the optionee, or both to execute such an agreement shall not invalidate the granting of an Option, although the exercise of each option shall be subject to Section
6.1.3. The stock option agreement shall specify whether each Option it evidences is a NQO or an ISO. Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options under this Plan to persons who are expected to become employees, directors or consultants of the Company, but are not employees, directors or consultants at the date of approval.

    6. TERMS AND CONDITIONS OF OPTIONS. Each Option granted under this Plan shall be subject to the terms and conditions set forth in Section 6.1. NQOs shall be also subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2.

        6.1 TERMS AND CONDITIONS TO WHICH ALL OPTIONS ARE SUBJECT. All Options granted under this Plan shall be subject to the following terms and conditions:

           6.1.1 CHANGES IN CAPITAL STRUCTURE. Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in
       (a) the number and class of shares of stock subject to this Plan and each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; PROVIDED, HOWEVER, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board in its sole discretion.

           6.1.2 CORPORATE TRANSACTIONS. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least 30 days prior to such proposed action. To the extent not previously exercised, all Options will terminate immediately prior to the consummation of such proposed action. In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the stockholders of the Company receive securities of the acquiring entity or an affiliate thereof, all Options shall be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity). If such successor does not agree to assume the Options or to substitute equivalent options therefor, unless the Administrator shall determine otherwise, the Options will expire upon such event.

           6.1.3 TIME OF OPTION EXERCISE. Subject to Section 5 and Section 6.3.4, Options granted under this Plan shall be exercisable in accordance with a schedule related to the date of the grant of the Option, the date of first employment, or such other date as may be set by the Administrator (in any case, the "Vesting Base Date") and specified in the written stock option agreement relating to such Option; PROVIDED, HOWEVER, that unless otherwise specifically determined by the Administrator, the right to exercise an Option shall vest at the rate of 25% per year over four years from the date the option was granted. In any case, no Option shall be exercisable until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee.

           6.1.4 OPTION GRANT DATE. Except in the case of advance approvals described in Section 5, the date of grant of an Option under this Plan shall be the date as of which the Administrator approves the grant.

           6.1.5 NONASSIGNABILITY OF OPTION RIGHTS. Unless otherwise specifically determined by the Administrator, no Option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution, and during the life of the optionee, an Option shall be exercisable only by the optionee.

           6.1.6 PAYMENT. Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. At the time an Option is granted or exercised, the Administrator, in the exercise of its absolute discretion after considering any tax or accounting consequences, may authorize any one or more of the following additional methods of payment:

               (a) Acceptance of the optionee's promissory note for all or part of the Option price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest would be imputed), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of the Company); and

               (b) Delivery by the optionee of Common Stock already owned by the optionee (or having Common Stock which is acquired on exercise of the Option withheld by the Company) for all or part of the Option price, provided the value (determined as set forth in Section 6.1.11) of such Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock; PROVIDED, HOWEVER, that if an optionee has exercised any portion of any Option granted by the Company by delivery or withholding of Common Stock, the optionee may not, within six months following such exercise, exercise any Option granted under this Plan by delivery or withholding of Common Stock without the consent of the Administrator.

           6.1.7 TERMINATION OF EMPLOYMENT. If for any reason other than death or disability, an optionee ceases to be employed by or to serve as a consultant to the Company or any of its Affiliates (such event being called a "Termination"), Options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than thirty days after the date of such Termination as is specified in the Option Agreement (but in no event after the Expiration
       Date); PROVIDED, that if such exercise of the Option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration
       Date). If an optionee dies or becomes disabled (within the meaning of
       Section 22(c)(3) of the Code) while employed by or serving as a consultant to the Company or an Affiliate or within the period that the Option remains exercisable after Termination, Options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee's personal representative or by the person to whom the Option is transferred by devise or the laws of descent and distribution, for such period of up to twelve months after the death, or eighteen months after the permanent and total disability, of the optionee, as is specified in the Option Agreement (but in no event after the Expiration Date). For purposes of this Section 6.1.7, "employment" includes service as a director or as a consultant. For purposes of this
       Section 6.1.7, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

           6.1.8 REPURCHASE OF STOCK. At the option of the Administrator, the stock to be delivered pursuant to the exercise of any Option granted to an employee, director or consultant under this Plan may be subject to a right of repurchase in favor of the Company with respect to any employee, or director or consultant whose employment, or director or consulting relationship with the Company is terminated. Such right of repurchase shall be at the Option exercise price and, unless otherwise determined by the Administrator, (i) shall lapse at the rate of 25% per year over four years from the date the Option is granted (without regard to the date it becomes exercisable), and must be exercised for cash or cancellation of purchase money indebtedness within 90 days of such termination.

           Determination of the number of shares subject to any such right of repurchase shall be made as of the date the employee's employment by, director's director relationship with, or consultant's consulting relationship with, the Company terminates, not as of the date that any Option granted to such employee, director or consultant is thereafter exercised.

           6.1.9 WITHHOLDING AND EMPLOYMENT TAXES. At the time of exercise of an Option or at such other time as the amount of such obligations becomes determinable (the "Tax Date"), the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. If authorized by the Administrator in its sole discretion after considering any tax or accounting consequences, an optionee may elect to
       (a) deliver a promissory note on such terms as the Administrator deems appropriate, (b) tender to the Company previously owned shares of Common Stock or other securities of the Company, or (c) have shares of Common Stock which are acquired upon exercise of the Option withheld by the Company to pay some or all of the amount of tax that is required by law to be withheld by the Company as a result of the exercise of such Option.

           Limitations on the foregoing may be imposed by the Administrator, in its sole discretion, if the Administrator determines that such limitations are required in order that the transaction shall be exempt from Section 16(b) of the Exchange Act pursuant to Rule 16b-3, or any successor rule thereto. Any securities tendered or withheld in accordance with this Section 6.1.9 shall be valued by the Company as of the Tax Date.

           6.1.10 OTHER PROVISIONS. Each Option granted under this Plan may contain such other terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an "incentive stock option" within the meaning of Section 422 of the Code.

           6.1.11 DETERMINATION OF VALUE. For purposes of the Plan, the value of Common Stock or other securities of the Company shall be determined as follows:

               (a) If the stock of the Company is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System, its fair market value shall be the closing sales price for such stock or the closing bid if no sales were reported, as quoted on such system or exchange (or the largest such exchange) for the date the value is to be determined (or if there are no sales for such date, then for the last preceding business day on which there were sales), as reported in the WALL STREET JOURNAL or similar publication.

               (b) If the stock of the Company is regularly quoted by a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for the stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

               (c) In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry and its management, and the values of stock of other corporations in the same or a similar line of business.

           6.1.12 OPTION TERM. No ISO shall be exercisable more than ten years after the date of grant, or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the "Expiration Date").

           6.1.13 EXERCISE PRICE. The exercise price of any Option granted to any person who owns, directly or by attribution under the Code currently
       Section 424(d), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate (a "Ten Percent Stockholder") shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.11) of the stock covered by the Option at the time the Option is granted.

        6.2 TERMS AND CONDITIONS TO WHICH ONLY NQOS ARE SUBJECT. Except as set forth in Section 6.1.13, the exercise price of a NQO shall be not less than 85% of the fair market value (determined in accordance with Section 6.1.11) of the stock subject to the Option on the date of grant.

        6.3 TERMS AND CONDITIONS TO WHICH ONLY ISOS ARE SUBJECT. Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

           6.3.1 EXERCISE PRICE. Except as set forth in Section 6.1.13, the exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6.1.11) of the stock covered by the Option at the time the Option is granted.

           6.3.2 DISQUALIFYING DISPOSITIONS. If stock acquired by exercise of an ISO granted pursuant to this Plan is disposed of in a "disqualifying disposition" within the meaning of Section 422 of the Code, the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

           6.3.3 GRANT DATE. If an ISO is granted in anticipation of employment as provided in Section 5, the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

           6.3.4 VESTING. Notwithstanding any other provision of this Plan, ISOs granted under all incentive stock option plans of the Company and its subsidiaries may not "vest" for more than $100,000 in fair market value of stock (measured on the grant dates(s)) in any calendar year. For purposes of the preceding sentence, an option "vests" when it first becomes exercisable. If, by their terms, such ISOs taken together would vest to a greater extent in a calendar year, and unless otherwise provided by the Administrator, ISOs with lower exercise prices shall vest before ISOs with higher exercise prices, regardless of the grant date.

           6.3.5 TERM. Notwithstanding Section 6.1.12, no ISO granted to any Ten Percent Stockholder shall be exercisable more than five years after the date of grant.

    7. MANNER OF EXERCISE. An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price as provided in Section 6.1.6. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such Option was exercised. Promptly after receipt of written notice of exercise of an Option, the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. An optionee or permitted transferee of an optionee shall not have any privileges as a stockholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

    8. EMPLOYMENT OR CONSULTING RELATIONSHIP. Nothing in this Plan or any Option granted thereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee's employment or consulting at any time, nor confer upon any optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates.

    9. FINANCIAL INFORMATION. The Company shall provide to each optionee during the period such optionee holds an outstanding Option, and to each holder of Common Stock acquired upon exercise of Options granted under the Plan for so long as such person is a holder of such Common Stock, annual financial statements of the Company as prepared either by the Company or independent certified public accountants of the Company. Such financial statements shall include, at a minimum, a balance sheet and an income statement, and shall be delivered as soon as practicable following the end of the Company's fiscal year.

    10. CONDITIONS UPON ISSUANCE OF SHARES. Shares of Common Stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act").

    11. NONEXCLUSIVITY OF THE PLAN. The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

    12. MARKET STANDOFF. Each Optionee, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act shall not sell or otherwise transfer any shares of Common Stock acquired upon exercise of Options during such period following the effective date of a registration statement of the Company filed under the Securities Act as is agreed upon between the Company and such representative(s); PROVIDED,

HOWEVER, that such restriction shall apply only to the first two registration statements of the Company to become effective under the Securities Act which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restriction until the end of such period.

    13. AMENDMENTS TO PLAN. The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Options except to conform this Plan and ISOs granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options. No amendment, alteration, suspension or discontinuance shall require stockholder approval unless (a) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes, or (b) the Board otherwise concludes that stockholder approval is advisable.

    14. EFFECTIVE DATE OF PLAN. This Plan shall become effective upon adoption by the Board; PROVIDED, HOWEVER, that no ISO shall be exercisable unless and until written consent of the stockholders of the Company, or approval of stockholders of the Company voting at a validly called stockholders' meeting, is obtained within 12 months after adoption by the Board. If such stockholder approval is not obtained within such time, ISOs granted hereunder shall terminate and be of no force and effect from and after expiration of such 12-month period although any NQO granted shall remain in full force and effect. The Plan shall terminate ten years after adoption by the Board unless terminated earlier by the Board.

Plan adopted by the Board of Directors on July 12, 1996.

Plan approved by Stockholders on            , 1996.

PROXY

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         AMATI COMMUNICATIONS CORPORATION
                                     PROXY
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                               DECEMBER 20, 1996


The undersigned hereby appoints JAMES STEENBERGEN and TERRY MEDEL, and each of them, with full power of substitution, as proxies of the undersigned to represent and vote all shares of the stock of Amati Communications Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at Amati Communications Corporation, 2043 Samaritan Drive, San Jose, California, on December 20, 1996, at 2:00 p.m., local time, and at any continuation or adjournment thereof, with all powers which the undersigned would possess if personally present, upon such business as may properly come before the meeting, including the following items:

------------------------------------------------

COMMENTS/ADDRESS CHANGE:
PLEASE MARK COMMENT/ADDRESS BOX ON REVERSE SIDE


                                                          (Continued and to be
                                                          signed on other side)




                           - FOLD AND DETACH HERE -

1. To elect directors whether by cumulative voting or otherwise to hold office until the 1997 Annual Meeting of Stockholders.

              FOR             AGAINST           ABSTAIN
             /  /              /  /              /  /

2.  To adopt the 1996 Stock Option Plan.

              FOR             AGAINST           ABSTAIN
             /  /              /  /              /  /

3. To vote at their discretion on such other matters as may come before the meeting or any adjournment thereof.

              FOR             AGAINST           ABSTAIN
             /  /              /  /              /  /



                     ------------------
                      I plan to attend
                        the meeting.
                            /  /
                     ------------------

This proxy when executed will be voted in the manner herein by the undersigned.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH PROPOSAL AND
SHARES WILL BE SO VOTED UNLESS OTHERWISE INDICATED.

The majority of said proxies who shall be present and shall act at the meeting (or if only one shall be present and act, then that one) shall have and exercise all of the power of the said proxies hereunder.

The undersigned hereby acknowledges receipt of (a) Notice of the Annual Meeting of Stockholders of the Company to be held on December 20, 1996 and (b) the accompanying Prospectus/Proxy Statement.

Please sign below exactly as your name appears to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name By authorized person.

Date _______________________________________________________________

____________________________________________________________________
                             Signature(s)


PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED
ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.



                       - FOLD AND DETACH HERE -